EXHIBIT A

                                 FORM OF WARRANT

THE WARRANTS AND UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, CANADIAN HOLDERS OF THE WARRANTS AND THE UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MUST NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (A) THE ISSUE DATE OF THIS WARRANT AND (B) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

                                                Warrant Certificate No. 2005- __

                       WARRANT TO PURCHASE ________ SHARES
          VOID AFTER 5:00 P.M., MOUNTAIN TIME, ON DECEMBER _____, 2007

                          CANWEST PETROLEUM CORPORATION
                        WARRANT AGREEMENT AND CERTIFICATE

      This certifies that, for value received, __________________________, the registered holder hereof (the "Warrantholder" or "Holder") is entitled to purchase from CanWest Petroleum Corporation, a Colorado corporation (the "Company") with its principal office located at, 206-475 Howe Street, Vancouver, B.C. Canada V6C-2B3, at any time before 5:00 P.M., Mountain Time, on the date set forth above, which date is the date two years following the initial issuance date of this Warrant (the "Termination Date") at the purchase price of $2.00 USD per share (the "Exercise Price"), the number of Shares of the Company's Common Stock (the "Shares") set forth above. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price per Share shall be subject to adjustment from time to time as set forth in Section 3 below. This Warrant is one in a series of Warrants being issued in the same offering, and is issued pursuant to that certain Subscription Agreement dated December ____, 2005 between the Company and the Warrantholder.

Section 1.  Transfer or Exchange of Warrant.

      (a) The Company shall be entitled to treat the registered owner of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to gross negligence or bad faith.

      (b) This Warrant may not be sold, transferred, assigned or hypothecated except pursuant to all applicable federal and state securities laws.

      (c) A Warrant shall be transferable only on the books of the Company upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate to the persons entitled thereto.

Section 2.  Term of Warrants; Exercise of Warrants.

      (a) Subject to the terms of this Agreement and Certificate, the Warrantholder shall have the right, which may be exercised commencing upon issuance and ending at 5:00 p.m. Mountain Time on the Termination Date, to purchase from the Company the number of Shares which the Warrantholder may at that time be entitled to purchase on exercise of this Warrant.

      (b) A Warrant shall be exercised by surrender to the Company, at its principal office, of this Certificate evidencing the Warrant to be exercised, together with the form of election to purchase attached hereto as Exhibit A duly filled in and signed, and payment to the Company of the Exercise Price for the number of Shares in respect of which such Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or certified funds.

Section 3.  Cashless Exercise.

      (a) If a Registration Statement (as defined in the Subscription Agreement) ("Registration Statement") is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement and, if the Holder is a resident of Canada, the Company has been a reporting issuer for at least four months preceding the exercise hereof, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 2 above. If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement (and, if the Holder is a resident of Canada, the Company has not been a reporting issuer for at least four months preceding the exercise hereof), then payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price,
(ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

      (b) If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

            X=Y (A-B)
              -------
                A

      Where X=   the number of shares of Common Stock to be issued to the holder

            Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

            A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

            B= Purchase Price (as adjusted to the date of such calculation)


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

      (c) The Holder may employ the cashless exercise feature described in Section b) above only while no Registration Statement is available.

      For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.


Section 4. Subject to Section 3 hereof, upon surrender of a Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch, to or upon the written order of the Warrantholder exercising such Warrant and in such name or names as such Warrantholder may designate, certificates for the number of Shares so purchased upon the exercise of such Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of receipt by the Company of such Warrant Certificate and payment of the Exercise Price. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrantholders thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised to purchase less than all of the Shares purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued.

Section 5. The Warrantholder will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares upon the exercise of Warrants.

Section 6. Adjustment of Exercise Price and Shares.

      (a) If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock underlying the Warrants, and the exercise price per share of the outstanding Warrants, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

      (b) In the event of the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Company with another corporation, the Board may provide that each Warrantholder shall have the right to exercise such Warrant (at its then current Exercise Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Board may provide that the Warrants shall terminate as of a date fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Warrantholder, who shall have the right, during the period of 30 days preceding such termination, to exercise the Warrant as to all or any part of the shares of Common Stock covered thereby.

      (c) The preceding paragraph shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of this Warrant shall have the right to exercise such Warrant solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Warrant might have been exercised.


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

      (d) In the event of a change in the Common Stock of the Company as presently constituted into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Common Stock of the Company within the meaning of this agreement.

      (e) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

      (f) Except as expressly provided herein, the Warrantholder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Warrant. The grant of this Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

Section 7. Mutilated or Missing Warrant Certificates. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the holder of such Certificate, issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate, lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

Section 8. Reservation of Shares of Common Stock. There has been reserved, and the Company shall at all times keep reserved so long as any of the Warrants remain outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants and the underlying securities.

Section 9. No Fractional Shares. The Company shall not be required to issue fractional shares or scrip representing fractional shares upon the exercise of the Warrants. As to any final fraction of a Share which the Warrantholder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market price of a share of Common Stock on the business day preceding the day of exercise.

Section 10. Transfer and Exercise to Comply With the Securities Act of 1933. The Warrants may not be transferred or exercised except in a transaction exempt from registration under the Act. The Warrants held by Canadian residents may not be transferred except in accordance with the provisions of National Instrument 45-102 promulgated by the Canadian Securities Administrators or any applicable successor instrument in force at the time of such transfer.


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

Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Warrantholders shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested to the Company or the Warrantholder at the addresses set forth above. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

Section 12. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholders shall bind and inure to the benefit of their respective successors and assigns.

Section 13. Applicable Law. This Warrant Agreement and Certificate and any replacement Certificate issued hereunder shall be governed by the laws of the State of Colorado.


ISSUE DATE:  ___________, 2005            CANWEST PETROLEUM CORPORATION



                                          By:
                                              -------------------------------
                                                Thornton Donaldson, President


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

                                                                       Exhibit A
                                  PURCHASE FORM

                                                    Dated  _______________, ____

      The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of purchasing __________ Shares of CANWEST PETROLEUM CORPORATION and hereby makes payment of $2.00 USD per Share in payment of the exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:

________________________________________________________________________________
                    (please type or print in block letters)
Address:

________________________________________________________________________________


Signature______________________________________________________


Dated: ___________________,______

--------------------------------------------------------------------------------

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, __________________________, hereby sells, assigns and transfers unto

Name:

________________________________________________________________________________
                    (Please type or print in block letters)

Address:
________________________________________________________________________________
the right to purchase Shares of CANWEST PETROLEUM CORPORATION represented by this Warrant Certificate to the extent of _________ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint CANWEST PETROLEUM CORPORATION to transfer the same on the books of the Company with full power of substitution in the premises.

__________________________________
Signature

Dated:  ___________________,______

Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


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